UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2017

MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of principal executive offices)	(Zip Code)

(919) 781-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2017, Martin Marietta Materials, Inc. (“Martin Marietta”) issued $300 million aggregate principal amount of Floating Rate Senior Notes due 2020 (the “Floating Rate Notes”) and $300 million aggregate principal amount of 3.450% Senior Notes due 2027 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Senior Notes”) pursuant to an indenture, dated as of May 22, 2017 (the “Base Indenture”), between Martin Marietta and Regions Bank, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of May 22, 2017 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), governing the Senior Notes.

The Floating Rate Notes will mature on May 22, 2020 and will bear interest at a per annum floating rate, reset quarterly, equal to three-month LIBOR for U.S. dollars plus 0.65%. Interest will be paid quarterly in arrears on February 22, May 22, August 22 and November 22, commencing August 22, 2017. The Fixed Rate Notes will mature on June 1, 2027 and will have an interest rate of 3.450%. Interest will be paid semiannually on the 1st day of June and December, commencing December 1, 2017.

The Senior Notes are Martin Marietta’s senior unsecured obligations and rank equally in right of payment with all of its existing and future senior indebtedness and will rank senior in right of payment to all of its future subordinated indebtedness. The Senior Notes are effectively subordinated to all of its existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Senior Notes are not guaranteed by any of Martin Marietta’s subsidiaries and are structurally subordinated to all of the existing and future indebtedness and other liabilities (including trade accounts payable) and preferred equity of Martin Marietta’s subsidiaries.

The net proceeds of the offering are expected to be used to (i) refinance in full at maturity Martin Marietta’s existing floating rate notes scheduled to mature on June 30, 2017, (ii) repay approximately $200 million of the debt outstanding under Martin Marietta’s revolving credit facility and (iii) repay approximately $94 million of the debt outstanding under Martin Marietta’s trade receivables facility.

Optional Redemption. Martin Marietta may not redeem the Floating Rate Notes prior to their stated maturity date of May 22, 2020. Prior to March 1, 2027 (the “Par Call Date”), Martin Marietta may redeem at any time in whole or from time to time in part the Fixed Rate Notes at a price equal to the greater of: (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed and (ii) the sum of the present values of the principal amount of the Fixed Rate Notes to be redeemed and the remaining scheduled payments of interest thereon after the date of optional redemption through the Par Call Date (assuming, for this purpose, that the Fixed Rate Notes are scheduled to mature on the Par Call Date), excluding interest, if any, accrued thereon to such optional redemption date, discounted to such optional redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 20 basis points (or 0.20%) plus unpaid interest, if any, accrued thereon to, but excluding, the optional redemption date. On or after March 1, 2027, Martin Marietta may redeem the Fixed Rate Notes at any time in whole or from time to time in part at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus unpaid interest, if any, accrued thereon to, but excluding, the optional redemption date.

Change of Control Repurchase Event. If a Change of Control Repurchase Event (as defined in the Indenture) occurs, unless, in the case of the Fixed Rate Notes, Martin Marietta has exercised its right to redeem the Fixed Rate Notes in full, Martin Marietta will be required to repurchase all of the outstanding Notes at a repurchase price equal to 101% of their principal amount, plus unpaid interest, if any, accrued thereon to, but excluding, the date of repurchase.

Other Covenants. The Indenture contains covenants that restrict Martin Marietta’s ability, with certain exceptions, to (i) incur debt secured by liens, (ii) engage in sale and leaseback transactions and (iii) merge or consolidate with or into, or transfer all or substantially all of the assets of Martin Marietta and its subsidiaries, taken as a whole, to, another entity. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding affected series of the Senior Notes may declare the principal of such affected series immediately due and payable.

The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3ASR (Registration No. 333-217991), which initially became effective on May 12, 2017. On May 17, 2017, Martin Marietta filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, its preliminary Prospectus Supplement, dated May 17, 2017, pertaining to the public offering and sale of the Senior Notes. On May 19, 2017, Martin Marietta filed with the Commission, pursuant to Rule 424(b)(5) of the Act, its final Prospectus Supplement, dated May 17, 2017, pertaining to the public offering and sale of the Senior Notes.

The foregoing description of the Indenture (including the form of Floating Rate Notes and form of Fixed Rate Notes) does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and First Supplemental Indenture (including the form of Floating Rate Notes and form of Fixed Rate Notes), which are attached hereto as Exhibits 4.3 and 4.4, respectively, and incorporated by reference herein.

Item 8.01.	Other Events.

In connection with the Senior Notes offering, copies of the legal opinions of Robinson, Bradshaw & Hinson, P.A. and Cravath, Swaine & Moore LLP relating to the Senior Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Indenture, dated as of May 22, 2017, between Martin Marietta Materials, Inc. and Regions Bank, as trustee.

4.2	First Supplemental Indenture, dated as of May 22, 2017, between Martin Marietta Materials, Inc. and Regions Bank, as trustee, governing the Senior Notes.

4.3	Form of Floating Rate Senior Notes due 2020 (contained in Exhibit 4.2).

4.4	Form of 3.450% Senior Notes due 2027 (contained in Exhibit 4.2).

5.1	Opinion of Robinson, Bradshaw & Hinson, P.A.

5.2	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Robinson, Bradshaw & Hinson, P.A. (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
	Name:	Anne H. Lloyd
	Title:	Executive Vice President and Chief Financial Officer

Date: May 22, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Indenture, dated as of May 22, 2017, between Martin Marietta Materials, Inc. and Regions Bank, as trustee.

4.2	First Supplemental Indenture, dated as of May 22, 2017, between Martin Marietta Materials, Inc. and Regions Bank, as trustee, governing the Senior Notes.

4.3	Form of Floating Rate Senior Notes due 2020 (contained in Exhibit 4.2).

4.4	Form of 3.450% Senior Notes due 2027 (contained in Exhibit 4.2).

5.1	Opinion of Robinson, Bradshaw & Hinson, P.A.

5.2	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Robinson, Bradshaw & Hinson, P.A. (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).